Exhibit 1.1

BARCLAYS BANK PLC

Debt Securities

Preference Shares

American Depositary Shares

Underwriting Agreement -

Standard Provisions

From time to time Barclays Bank PLC, a public limited company organized under the laws of England and Wales (the “Bank”), proposes to enter into one or more Pricing Agreements (each a “Pricing Agreement”) in the form of Annex I hereto, with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein, to issue certain of the Bank’s Debt Securities or Preference Shares or Preference Shares represented by American Depositary Shares (“ADSs”) (as such terms are defined below) (the “Securities”) specified in Schedule II to the applicable Pricing Agreement (the “Firm Securities”) and to issue to the firms named in Schedule I to such Pricing Agreement (such firms constituting the “Underwriters” with respect to such Pricing Agreement and the Securities specified therein). If specified in such Pricing Agreement, the Bank may also, at the election of the Underwriters, issue additional Securities (the “Optional Securities”). The Firm Securities and the Optional Securities are herein collectively called the “Designated Securities”.

The terms and rights of any particular issuance of Designated Securities shall be as specified in the Pricing Agreement relating thereto and (i) in the case of senior debt obligations (“Senior Debt Securities”), in or pursuant to the Senior Debt Securities Indenture, dated September 16, 2004 (the “Senior Debt Indenture”), entered into between the Bank and The Bank of New York, as Trustee, (ii) in the case of subordinated obligations having a stated maturity (“Dated Subordinated Debt Securities”), in or pursuant to a Dated Subordinated Debt Securities Indenture (the “Dated Subordinated Debt Indenture”), dated June 30, 1998, between the Bank and The Bank of New York, as Trustee, (iii) in the case of subordinated obligations having no stated maturity (“Undated Subordinated Debt Securities” and, collectively with the Dated Subordinated Debt Securities, the “Debt Securities”), in or pursuant to an Undated Subordinated Debt Securities Indenture (the “Undated Subordinated Debt Indenture” and, collectively with the Dated Subordinated Debt Indenture, the “Indentures”), to be entered into between the Bank and The Bank of New York, as Trustee, and (iv) in the case of any issuance of Preference Shares or ADSs, in or pursuant to a resolution or resolutions of the Board of Directors of the Bank or a duly authorized committee thereof. The Term “Indenture” when used herein, refers to the relevant indenture identified in Schedule II to the related Pricing Agreement as such Indenture may be modified, amended or supplemented from time to time in accordance with the terms thereof. Interests in certain Debt Securities represented by a global security will be represented by certificateless depositary interests issued (i) in the case of Senior Debt Securities, pursuant to the Senior Debt Securities Deposit Agreement (the “Senior Debt Securities Deposit Agreement”), to be entered into by and between the Bank, which is a party for the limited purposes referred to therein, The Bank of New York, as Book-Entry Depositary, and the owners from time to time of Book-Entry Interests therein, (ii) in the case of Dated Subordinated Debt Securities, pursuant to the Dated Subordinated Debt Securities Deposit Agreement (the “Dated Subordinated Debt Securities Deposit Agreement”), to be entered into by and between the Bank, which is a party for the limited purposes referred to therein, The Bank of New York, as Book-Entry Depositary, and the owners from time to time of Book-Entry Interests therein, and (iii) in the case of Undated Subordinated Debt Securities, pursuant to the Undated Subordinated Debt Securities Deposit Agreement (the “Undated Subordinated Debt Securities Deposit Agreement” and, collectively with the Senior Debt Securities Deposit Agreement and the Dated Subordinated Debt Securities Deposit Agreement, the “Debt Securities Deposit Agreements”), to be entered into by and between the Bank, which is a party for the limited purposes referred to therein, The Bank of New York, as Book-Entry Depositary, and the owners from time to time of Book-Entry Interests therein. The term “Debt Securities Deposit Agreement” when used herein, refers to the Debt Securities Deposit Agreement applicable to the relevant Designated Securities and the term “Book-Entry Depositary” when used herein, refers to the Book-Entry Depositary under the Debt Securities Deposit Agreement applicable to the relevant Designated Securities.

1. Particular issuances of Designated Securities may be made from time to time to the Underwriters of such Designated Securities, for whom the firms designated as representatives of the Underwriters of such Designated Securities in the Pricing Agreement relating thereto will act as representatives (the “Representatives”). The term “Representatives” also refers to a single firm acting as sole representative of the Underwriters and to Underwriters that act without any firm being designated as their representatives. This Agreement shall not be construed as an obligation of the Bank to issue any of the Securities, or as an obligation of the Underwriters to subscribe for any of the Securities. The obligation of the Bank to issue any of the Securities, and the obligation of any of the Underwriters to subscribe for any of the Securities, shall be evidenced by the Pricing Agreement relating to the Designated Securities specified therein. Each Pricing Agreement shall specify the aggregate principal amount or number of Firm Securities, the maximum aggregate principal amount or number of Optional Securities, if any, the initial public offering price of such Firm Securities and Optional Securities, if any, the subscription price to the Underwriters of such Designated Securities, the names of the Underwriters of such Designated Securities, the names of the Representatives of such Underwriters, if any, the aggregate principal amount or number of such Designated Securities to be subscribed for by each Underwriter, the commissions, if any, payable to the Underwriters with respect thereto, such other terms of the Designated Securities as are noted in such Pricing Agreement and shall set forth the date, time and manner of delivery of such Firm Securities and Optional Securities, if any, and payment therefor. Each Pricing Agreement shall also specify (in the case of Debt Securities, to the extent not set forth in the Indenture and the registration statement and prospectus with respect thereto and, in the case of Preference Shares, to the extent not set forth in the Memorandum and Articles of Association of the Bank and the registration statement and prospectus with respect thereto) the terms of such Designated Securities, including whether, in the case of Undated Subordinated Debt Securities, they are exchangeable or convertible at the option of the Company into non-cumulative U.S. dollar-denominated preference shares of the Bank (the “Preference Shares”) or other securities of the Bank (such Preference Shares or other securities of the Bank being referred to herein as “Exchange Securities”) and whether, if the Designated Securities or the Exchange Securities are Preference Shares, such Preference Shares shall be deposited with The Bank of New York (New York Branch), as depositary (the “ADR Depositary”) pursuant to a deposit agreement, dated as of April 25, 2006 (the “ADR Deposit Agreement”), among the Bank, the ADR Depositary and the holders from time to time of American Depositary Receipts (“ADRs”) to be issued thereunder by the ADR Depositary and evidencing ADSs. The term “Designated Debt Securities” when used herein refers to Designated Securities that are Debt Securities, the term “Designated Shares” when used herein refers to Designated Securities that are Preference Shares, and the term “Designated ADSs” when used herein refers to ADSs issued pursuant to the ADR Deposit Agreement upon the deposit of Designated Shares with the ADR Depositary. In the event Designated Shares are to be offered in the form of ADRs, the term Designated Securities when used herein shall include Designated ADSs and in the event Exchange Securities are to be delivered in the form of ADRs, the term Exchange Securities when used herein shall include such ADRs. Each Pricing Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of telegraphic communications or other rapid transmission device designed to produce a written record of communications transmitted. The obligations of the Underwriters under this Agreement and each Pricing Agreement shall be several and not joint.

2. The Bank represents and warrants to, and agrees with, each of the Underwriters that to the extent applicable to the Designated Securities:

(a) An “automatic shelf registration statement” as defined under Rule 405 under the Securities Act of 1933, as amended (the “Act”), on Form F-3 (Registration No. [•]) relating to the Designated Securities has been filed by the Bank with the Securities and Exchange Commission (the “Commission”) not earlier than three years prior to the date of the applicable Pricing Agreement; such registration statement and any post-effective amendments thereto have become effective on filing; no stop order suspending the effectiveness of such registration statement is in effect and no proceedings for such purpose are pending before or threatened by the Commission; no notice of objection of the Commission to the use of such registration statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Act has been received by the Bank; and copies of such registration statement, including exhibits and all documents incorporated by reference in the prospectus included in such registration statement and any post-effective amendments thereto, have heretofore been delivered to the Representatives for each of the other Underwriters. The various parts of such registration statement, including all exhibits thereto but excluding Forms T-1 and, if applicable, including (i) any prospectus supplement relating to the Designated Securities that is filed with the Commission and deemed by virtue of Rule 430B under the Act to be part of such registration statement, each as amended at the time such part of such registration statement became effective, and (ii) the documents incorporated by reference in the prospectus contained in such registration statement on the date of the Pricing Agreement relating to any Designated Securities, each as amended on the date of the Pricing Agreement relating to any Designated Securities, are hereinafter collectively called the “Registration Statement”; any preliminary prospectus (including any preliminary prospectus supplement) relating to the Designated Securities included in the Registration Statement or filed with the Commission pursuant to Rule 424(b) of the rules and regulations of the Commission under the Act is hereinafter called a “Preliminary Prospectus”; such final prospectus in the form first filed pursuant to Rule 424(b) under the Act is hereinafter called the “Prospectus”; “Applicable Time” means [•] [a.m.] [p.m.], New York time, on the date of the Pricing Agreement; “Statutory Prospectus” as of any time means the prospectus (including, for the avoidance of doubt, any preliminary prospectus supplement) relating to the Designated Securities that is included in the Registration Statement immediately prior to the Applicable Time, including any document incorporated by reference therein and any prospectus supplement deemed to be a part thereof, provided that for purposes of this definition, information contained in a form of prospectus that is deemed retroactively to be part of the Registration Statement pursuant to Rule 430B under the Act shall be considered to be included in the Statutory Prospectus as of the actual time that form of prospectus is filed with the Commission pursuant to Rule 424(b) under the Act; “Free Writing Prospectus” means any “free writing prospectus” as defined in Rule 405 under the Act; “Issuer Free Writing Prospectus” means any “issuer free writing prospectus” as defined in Rule 433 under the Act relating to the Securities; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to include the documents, if any, incorporated by reference therein pursuant to Form F-3 under the Act as of the date of such Preliminary Prospectus or the Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and so incorporated by reference; any reference to the Prospectus as amended or supplemented shall be deemed to refer to the Prospectus as amended or supplemented relating to the applicable Designated Securities in the form in which it is filed with the Commission pursuant to Rule 424 of Regulation C, including any documents incorporated by reference therein as of the date of such filing; and any reference to any amendment to the Registration Statement shall be deemed to refer to and include any documents filed or submitted under the Exchange Act after the date of the Registration Statement which are incorporated by reference therein;

(b) No order preventing or suspending the use of the Registration Statement, any Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus has been issued by the Commission;

(c) The Statutory Prospectus, as supplemented by the final term sheet prepared and filed pursuant to Section 7(a) hereof (collectively, the “Pricing Disclosure Package”), as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; each Issuer Free Writing Prospectus, if any, listed in Schedule III to the applicable Pricing Agreement, as supplemented by and taken together with the Pricing Disclosure Package, as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however that this representation and warranty shall not apply to statements or omissions made in the Pricing Disclosure Package in reliance upon and in conformity with information furnished in writing to the Bank by an Underwriter expressly for use therein;

(d) At the time of the filing of the Registration Statement, at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Securities Act (whether such amendment was by post effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus), and at the time the Bank or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c) under the Securities Act) made any offer relating to the Designated Securities in reliance on the exemption provided for in Rule 163 under the Securities Act, the Bank was a “well-known seasoned issuer” as defined in Rule 405 under the Act;

(e) At the earliest time that the Bank or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Act) of the Designated Securities the Bank was not, and the Bank is not, an “ineligible issuer,” as defined in Rule 405 under the Act, including by virtue of the Bank or any subsidiary in the preceding three years having been convicted of a felony or misdemeanor or having been made the subject of a judicial or administrative decree or order as described in Rule 405 under the Act;

(f) The Annual Report on Form 20-F most recently filed by the Bank (the “Form 20-F”) and any other documents incorporated by reference in the Prospectus or any Preliminary Prospectus, when such documents were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and none of such documents, when so filed, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any Preliminary Prospectus, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder and will not, when so filed, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Bank by an Underwriter of Designated Securities expressly for use in the Prospectus as amended or supplemented or any Preliminary Prospectus relating to such Designated Securities;

(g) The Registration Statement, the Prospectus and the Statutory Prospectus conform, and any amendments or supplements thereto, when they become effective or are filed with the Commission, as the case may be, will conform, in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), and the rules and regulations of the Commission thereunder, and the Registration Statement and the Prospectus did not, when they became effective (including as of the most recent effective date of the part of the Registration Statement relating to the offering of the Designated Securities as determined pursuant to Rule 430B(f)(2) under the Act) or were so filed, as the case may be, and any amendments or supplements thereto will not, when they become effective or are so filed, as the case may be, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Bank by an Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented or any Preliminary Prospectus relating to such Designated Securities;

(h) A registration statement on Form F-6 (File No. 333-96567) in respect of the ADSs has been filed with the Commission; such registration statement and any post-effective amendment thereto have been declared effective by the Commission; no stop order preventing or suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (the various parts of such registration statement, including all exhibits thereto, each as amended at the time such part of the registration statement became effective, being hereinafter called the “ADS Registration Statement”); and the ADS Registration Statement when it became effective conformed, and any further amendments thereto will conform, in all material respects to the requirements of the Act and the applicable regulations of the Commission thereunder and do not and will not, as of the applicable effective date, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(i) Since the respective dates as of which information is given in the Registration Statement, the Statutory Prospectus and the Prospectus as amended or supplemented, there has not been, otherwise than as set forth or contemplated in the Statutory Prospectus and the Prospectus as amended or supplemented, (i) any material change in the share capital, undated loan capital or dated loan capital of the Bank other than such changes as have been disclosed in writing to the Representatives or (ii) any material adverse change in or affecting the business, financial condition, shareholders’ equity or results of operations of the Bank and its subsidiaries on a consolidated basis;

(j) The Bank and each of its principal subsidiaries, if any, have been duly incorporated or organized and are validly existing as corporations under the laws of their respective jurisdictions of incorporation or organization with corporate power and authority to own their respective properties and conduct their respective businesses as described in the Statutory Prospectus and the Prospectus, and each has in full force and effect all permits, certificates, franchises, licenses, authorizations and similar approvals necessary in connection with the operation of its business with such exceptions as do not and will not materially adversely affect the business, financial condition, shareholders’ equity or results of operations of the Bank and its subsidiaries on a consolidated basis. (The term “principal subsidiary” means any subsidiary of the Bank which, together with its subsidiaries, held at the date of the latest audited financial statements included or incorporated by reference in the Prospectus more than 10% of the assets, or for the year covered by such financial statements contributed more than 10% of the revenues or net income, of the Bank and its subsidiaries on a consolidated basis);

(k) The Bank has an authorized capitalization as set forth in the Statutory Prospectus and the Prospectus; all of the issued shares of share capital of the Bank have been duly and validly authorized and issued, are fully paid and conform to the description thereof set forth in the Statutory Prospectus and the Prospectus as amended or supplemented, and all such shares of each principal subsidiary, if any, have been duly and validly authorized and issued, are fully paid and (except for directors’ qualifying shares or as specified in the Statutory Prospectus and the Prospectus) are owned directly or indirectly by the Bank, free and clear of all liens, encumbrances, security interests or claims, except such (of which the Bank is aware of none) as do not materially adversely affect the value of such shares or interfere with the conduct of the business of the issuer of such shares or the Bank’s control over such shares and such business;

(l) The Designated Debt Securities have been duly and validly authorized and, when the Designated Debt Securities are issued and delivered against payment therefor pursuant to this Agreement and the Pricing Agreement relating to such Designated Debt Securities, will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Bank entitled to the benefits provided by the Indenture, which will be substantially in the form filed as an exhibit to the Registration Statement; the Indenture has been duly authorized by the Bank, is duly qualified under the Trust Indenture Act, has been duly executed and delivered by the Bank and, assuming due authorization, execution and delivery thereof by the Trustee, constitutes a valid and legally binding instrument of the Bank enforceable in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting the enforcement of creditors’ rights generally or by general equity principles; the Indenture conforms, and the Designated Debt Securities will conform, to the descriptions thereof set forth in the Prospectus or the Statutory Prospectus and the Prospectus as amended or supplemented relating to such Designated Debt Securities;

(m) The Designated Shares, issuable upon conversion of the Designated Debt Securities, have been duly and validly authorized and when issued and delivered in accordance with the terms thereof set forth in the Statutory Prospectus and the Prospectus and the Indenture, will be duly and validly issued and fully paid;

(n) The Designated Shares (other than those issuable upon conversion of the Designated Debt Securities) have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued and fully paid and will conform to the description thereof set forth in the Statutory Prospectus and the Prospectus as amended or supplemented;

(o) The ADR Deposit Agreement has been duly authorized, executed and delivered by the Bank and constitutes a valid and legally binding agreement of the Bank enforceable in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting the enforcement of creditors’ rights generally or by general equity principles; upon issuance by the ADR Depositary of ADRs evidencing ADSs upon the deposit of Designated Shares in respect thereof in accordance with the provisions of the ADR Deposit Agreement, such ADRs will be duly and validly issued and the persons in whose names the ADRs are registered will be entitled to the rights specified therein and in the ADR Deposit Agreement; and the ADR Deposit Agreement and the ADRs conform in all material respects to the descriptions thereof contained in the Statutory Prospectus and the Prospectus as amended or supplemented;

(p) The Debt Securities Deposit Agreement has been duly authorized by the Bank and when executed and delivered by the Bank will be duly executed and delivered by the Bank and constitute a valid and legally binding agreement of the Bank enforceable in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting the enforcement of creditors’ rights generally or by general equity principles;

(q) The issue and sale of the Designated Debt Securities, the issue and sale of the Designated Shares to be issued by the Bank hereunder, the conversion or exchange, if any, of the Designated Debt Securities into Designated Shares, the issue of the Designated Shares upon such conversion or exchange, the deposit of the Designated Shares by the Bank in accordance with the terms of the ADR Deposit Agreement and the compliance by the Bank with the provisions of the Designated Debt Securities, the Designated Shares, the Designated ADSs, this Agreement, the Pricing Agreement relating to the Designated Securities, the Indenture and the ADR Deposit Agreement and the consummation of the transactions contemplated herein and therein will not (to the extent relevant to the issue and sale of the Designated Securities) (i) result in a breach or violation of any provisions of the Memorandum and Articles of Association of the Bank or (ii) result in any breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Bank pursuant to the terms of, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Bank is a party or by which the Bank is bound or to which any of the property or assets of the Bank is subject or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Bank or any of its properties, which breach, violation, default, creation or imposition will have a material adverse effect on the Bank and its subsidiaries on a consolidated basis or have an adverse effect on the Designated Debt Securities, the Designated Shares or the Designated ADSs; and no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the issue and sale of the Designated Debt Securities, the issue and sale of the Designated Shares or the Designated ADSs, the deposit of the Designated Shares with the ADR Depositary, the conversion or exchange of the Designated Debt Securities into Designated Shares or the consummation of the other transactions contemplated by this Agreement, the Pricing Agreement relating to the Designated Securities, the ADR Deposit Agreement, the Indenture, the Designated Debt Securities, the Designated Shares or the Designated ADSs except (A) the registration under the Act of the Debt Securities, the Preference Shares and the ADSs (B) such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the subscription for and distribution of the Designated Securities by the Underwriters, (C) where applicable, the filing of approved listing particulars or an approved prospectus or other required documentation in accordance with the rules and regulations of any securities exchange and applicable law in connection with the listing of the Designated Securities on such securities exchange, (D) the qualification of the Indenture under the Trust Indenture Act and (E) such other consents, approvals, authorizations, orders, registrations or qualifications as have heretofore been, or will have been prior to each Time of Delivery (as defined in Section 5 hereof), obtained or made;

(r) There are no legal or governmental proceedings pending to which the Bank or any of its subsidiaries is a party or of which any property of the Bank or any of its subsidiaries is the subject, other than as set forth in the Statutory Prospectus and the Prospectus as amended or supplemented and other than litigation or proceedings which in each case will not have a material adverse effect on the business, financial condition, shareholders’ equity or results of operations of the Bank and its subsidiaries on a consolidated basis; and, to the best of the Bank’s knowledge, no such litigation or proceedings are threatened or contemplated by governmental authorities or threatened by others;

(s) PricewaterhouseCoopers LLP, who have certified certain financial statements of the Bank and its subsidiaries incorporated by reference in the Statutory Prospectus and the Prospectus, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;

(t) The offer and sale of the Designated Securities or ADSs in the United States will not subject the Bank to registration under, or result in a violation of, the Investment Company Act of 1940, as amended (the “Investment Company Act”);

(u) Other than as described or set forth in the Registration Statement or the Statutory Prospectus and the Prospectus as amended or supplemented, no stamp or other similar issuance taxes or duties are payable by or on behalf of the Underwriters in the United Kingdom in connection with the issue of the Designated Securities, the conversion of the Designated Debt Securities into the Designated Shares, the deposit of the Designated Shares under the ADR Deposit Agreement, the issue of the Designated Securities to the Underwriters by the Bank or the consummation of the other transactions contemplated hereunder; and

(v) Other than as described or set forth in the Registration Statement or the Statutory Prospectus and the Prospectus as amended or supplemented, under current law applicable in the United Kingdom, all payments by the Bank in respect of the Designated Securities may be made without withholding or deduction for or on account of any taxes, duties assessments or charges of whatever nature imposed or levied by or on behalf of the United Kingdom or any political subdivision thereof or any authority therein or thereof having power to tax.

3. (a) Each Underwriter of Designated Securities represents and warrants to and agrees with the Bank that, in connection with the distribution of the Designated Securities, directly or indirectly, it (i) has only communicated or caused to be communicated, and will only communicate or cause to be communicated, an invitation or inducement to engage in investment activity (within the meaning of Section 21 of the Financial Services and Markets Act 2000 (the “FSMA”)) received by it in connection with the issue or sale of any Designated Securities in circumstances in which Section 21(1) of the FSMA would not, if the Bank was not an authorized person, apply to the Bank; and (ii) has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the Designated Securities in, from or otherwise involving the United Kingdom; and

(b) Each Underwriter has represented and agreed that in relation to each Member State of the European Economic Area which has implemented the Prospectus Directive (each, a “Relevant Member State”) with effect from and including the date on which the Prospectus Directive is implemented in that Relevant Member State (the “Relevant Implementation Date”) it has not made and will not make an offer of the Designated Securities to the public in that Relevant Member State, other than:

(i) to legal entities which are authorized or regulated to operate in the financial markets or, if not so authorized or regulated, whose corporate purpose is solely to invest in securities;

(ii) to any legal entity which has two or more of (1) an average of at least 250 employees during the last financial year; (2) a total balance sheet of more than €43,000,000 and (3) an annual net turnover of more than €50,000,000, as shown in its last annual or consolidated accounts; or

(iii) in any other circumstances falling within Article 3(2) of the Prospectus Directive, save that no offer of the Designated Securities to the public shall be made in reliance on the numerical exemption otherwise available under Article 3(2)(b) of the Prospectus Directive.

provided, that no such offer of Designated Securities shall require the Underwriters or the Bank to publish a prospectus pursuant to Article 3 of the Prospectus Directive.

For the purposes of this provision, the expression an “offer of the Designated Securities to the public” in relation to any Designated Securities in any Relevant Member State means the communication to more than one person in any form and by any means of sufficient information on the terms of the offer and the Designated Securities to be offered so as to enable an investor to decide to purchase or subscribe the Designated Securities, as the same may be varied in that Member State by any measure implementing the Prospectus Directive in that Member State and the expression “Prospectus Directive” means Directive 2003/71/EC and includes any relevant implementing measure in each Relevant Member State.

4. Upon the execution of the Pricing Agreement relating to any Designated Securities and authorization by the Representatives of the release of the Firm Securities, the several Underwriters propose to offer the Firm Securities for sale upon the terms and conditions set forth in the Statutory Prospectus and the Prospectus as amended and supplemented relating to such Designated Securities.

The Bank may specify in the Pricing Agreement relating to any Designated Securities that the Bank thereby grants to the Underwriters the right (an “Over-allotment Option”) to subscribe for at their election up to the aggregate principal amount or number of Optional Securities set forth in such Pricing Agreement, upon the terms and conditions referred to in the paragraph above, for the sole purpose of covering over-allotments in the sale of the Firm Securities. Any such election to subscribe for Optional Securities may be exercised by written notice from the Representatives to the Bank, given within a period specified in such Pricing Agreement, setting forth the aggregate principal amount or number of Optional Securities to be subscribed for and the date on which such Optional Securities are to be delivered, as determined by the Representatives but in no event earlier than the First Time of Delivery (as defined in Section 5 hereof) or, unless the Representatives and the Bank otherwise agree in writing, earlier than or later than the respective number of business days after the date of such notice set forth in such Pricing Agreement.

The principal amount or number of Optional Securities to be added to the principal amount or number of the Firm Securities to be subscribed for by each Underwriter as set forth in Schedule I to the Pricing Agreement relating to the Designated Securities shall be, in each case, the aggregate principal amount or number of Optional Securities which the Bank has been advised by the Representatives have been attributed to such Underwriter; provided that, if the Bank has not been so advised, the aggregate principal amount or number of Optional Securities to be so added shall be, in each case, that proportion of Optional Securities which the aggregate principal amount or number of the Firm Securities to be subscribed for by such Underwriter under such Pricing Agreement bears to the aggregate principal amount or total number of Firm Securities, rounded as the Representatives may determine to the nearest $1,000 or whole number in the case of Designated Shares. The total aggregate principal amount or total number of Designated Securities to be subscribed for by all the Underwriters pursuant to such Pricing Agreement shall be the aggregate principal amount or total number of Firm Securities set forth in Schedule I to such Pricing Agreement plus the aggregate principal amount or total number of the Optional Securities for which the Underwriters elect to subscribe.

5. Designated Debt Securities to be subscribed for by each Underwriter pursuant to the Pricing Agreement will be represented by a global security or securities in bearer form delivered by the Bank to the Book-Entry Depositary for deposit in accordance with the relevant Debt Securities Deposit Agreement and Designated Shares to be subscribed for by each Underwriter pursuant to such Pricing Agreement will be represented by a certificate or share warrant to bearer delivered by the Bank to the ADR Depositary for deposit in accordance with the ADR Deposit Agreement, in each case against payment by such Underwriter or on its behalf of the subscription price therefor payable to the order of the Bank in same day funds. The time, place and date of such delivery of and payment for Firm Securities and Optional Securities shall be as specified in such Pricing Agreement, or at such other time, place and date as the Representatives and the Bank may agree upon in writing. Such time and date for delivery of the Firm Securities is herein called the “First Time of Delivery”, and such date and time for delivery of the Optional Securities, if not the First Time of Delivery, is herein called the “Second Time of Delivery” and each such time and date for delivery is herein called a “Time of Delivery”.

6. The Bank agrees with each of the Underwriters of Designated Securities:

(a) To prepare the Prospectus, as amended or supplemented in relation to the applicable Designated Securities, in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission’s close of business on the second business day following the execution and delivery of the Pricing Agreement relating to such Designated Securities, or, if applicable, such earlier time as may be required by Rule 424(b) under the Act; to make no further amendment or any supplement to the Registration Statement or Prospectus as amended or supplemented after the date of the Pricing Agreement relating to such Designated Securities and prior to the last Time of Delivery for such Designated Securities which shall be disapproved by the Representatives for such Designated Securities promptly after reasonable notice thereof; to advise the Representatives, promptly after it receives notice thereof, of the time when the Registration Statement, or any amendment thereto, has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Representatives with copies thereof; to file promptly all reports required to be filed by the Bank with the Commission pursuant to Section 13(a), 13(c) or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus (or a notice in lieu of a prospectus pursuant to Rule 173(a) under the Act) is required in connection with the offering or sale of such Designated Securities, and during such period to advise the Representatives, as soon as practicable after the Bank receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or Prospectus, of any notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Act relating to the Designated Securities, of the suspension of the qualification of such Designated Debt Securities, Designated Shares or Designated ADSs for offering or sale in any U.S. jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any such Preliminary Prospectus or Prospectus, or of any such notice of objection or of any such suspension of any such qualification, to use promptly its best efforts to obtain its withdrawal;

(b) To pay the required Commission filing fees relating to the Designated Securities within the time required by Rule 456(b)(1) under the Act without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) under the Securities Act;

(c) Promptly from time to time to take such action as the Representatives may reasonably request to qualify such Securities for offering and sale under the securities laws of such U.S. jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of such

Securities, provided that in connection therewith the Bank shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction or to take any other action which would subject it to service of process in suits other than those arising out of the offering or sale of such Securities in any U.S. jurisdiction;

(d) To furnish the Underwriters with copies of the Pricing Disclosure Package, the Prospectus as amended or supplemented and the Form 20-F and any other documents incorporated by reference in the Prospectus as amended or supplemented in such quantities as the Representatives may from time to time reasonably request, and, if the delivery of a prospectus (or a notice in lieu of a prospectus pursuant to Rule 173(a) under the Act) is required in connection with the offering or sale of such Securities at any time prior to the expiration of nine months from the date on which the offering of such Securities commenced (the “Commencement Date”) and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus (or a notice in lieu of a prospectus pursuant to Rule 173(a) under the Act) is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify the Representatives and upon their request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, and in case any Underwriter is required to deliver a prospectus (or a notice in lieu of a prospectus pursuant to Rule 173(a) under the Act) in connection with sales of any of such Securities at any time nine months or more after the Commencement Date, upon the request of the Representatives but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many copies as the Representatives may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act; provided, however, that if after the 90th day after the Commencement Date compliance with the foregoing provisions of this Section 6(c) would, in the opinion of United States counsel for the Bank, require inclusion in the Prospectus of financial statements or portions thereof not theretofore made publicly available by the Bank, or if the staff of the Commission shall require the inclusion of such financial statements, the Bank shall not be required to amend or supplement such Prospectus on or before April 30 of the year in which the next Annual Report on Form 20-F of the Bank is required to be filed with the Commission under the Exchange Act;

(e) To make generally available to its security holders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c)), an earnings statement of the Bank and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations thereunder (including, at the option of the Bank, Rule 158);

(f) Unless otherwise specified in the Pricing Agreement, during the period beginning from the date of the applicable Pricing Agreement relating to such Designated Securities and continuing to and including the earlier of (i) the termination of trading restrictions for such Designated Securities, as notified to the Bank by the

Representatives, and (ii) the Time of Delivery for such Designated Securities, not to offer, sell, contract to sell or otherwise dispose of any securities of the Bank (other than pursuant to employee stock option or incentive plans or on the conversion of convertible securities outstanding on the date of this Agreement) which are substantially similar to such Designated Securities, without the prior written consent of the Representatives; and

(g) If required by Rule 430B(h) under the Act, to prepare a form of prospectus in a form approved by the Representatives and to file such form of prospectus pursuant to Rule 424(b) under the Act not later than may be required by Rule 424(b) under the Act; and to make no further amendment or supplement to such form of prospectus which shall be disapproved by the Representatives promptly after reasonable notice thereof.

7. (a) The Bank agrees to prepare a final term sheet, containing solely a description of the Designated Securities, in a form approved by the Representatives and to file such term sheet pursuant to Rule 433(d) under the Act within the time required by such Rule.

(b) The Bank and each Underwriter agree that the Underwriters may prepare and use any Free Writing Prospectus (i) which contains only information describing the preliminary terms of the Designated Securities or their offering or (ii) which contains only information that (A) describes the final terms of the Designated Securities or their offering and (B) is included in the final term sheet described in Section 7(a) above.

(c) Each Underwriter represents that, other than as permitted under Section 7(b) above, it has not made and will not make any offer relating to the Designated Securities that would constitute a Free Writing Prospectus without the prior consent of the Bank and that Schedule III to the applicable Pricing Agreement is a complete list of any free writing prospectus for which the Underwriters have received such consent.

(d) The Bank represents and agrees that it has not made and will not make any offer relating to the Designated Securities that would constitute an Issuer Free Writing Prospectus without the prior consent of the Underwriters and that Schedule III to the applicable Pricing Agreement is a complete list of any Issuer Free Writing Prospectuses for which the Bank has received such consent.

(e) The Bank represents, warrants and agrees that it has complied and will comply with the requirements of Rule 433 under the Act applicable to any Issuer Free Writing Prospectus and that such Issuer Free Writing Prospectus will comply in all material respects with the requirements of the Act, including timely filing with the Commission or retention where required and legending.

(f) The Bank represents, warrants and agrees that if at any time prior to the time the Prospectus is filed with the Commission, any event occurred or occurs as a result of which the Pricing Disclosure Package conflicted or would conflict with the information contained in the Registration Statement (or any other registration statement relating to the Securities) or the Statutory Prospectus or included or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, the Bank will give prompt notice thereof to the

Representatives and, if requested by the Representatives, will prepare and furnish without charge to each Underwriter a Pricing Disclosure Package as amended or supplemented which will correct such conflict, untrue statement or omission; provided, however, that the Bank will prepare and furnish with charge to each Underwriter a Pricing Disclosure Package as amended or supplemented if such Pricing Disclosure Package was amended or supplemented solely as a result of an untrue statement or omission made in the Pricing Disclosure Package made in reliance upon and in conformity with written information furnished to the Bank by any Underwriter of Designated Securities through the Representatives expressly for use therein.

8. Except where otherwise provided in the applicable Pricing Agreement, the Bank covenants and agrees with the several Underwriters that the Bank will pay or cause to be paid the following to the extent applicable: (i) the fees, disbursements and expenses of the Bank’s counsel and accountants in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, the ADS Registration Statement, any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus and (except as otherwise expressly provided in Section 6(c) hereof) amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing this Agreement, any Pricing Agreement, the Indentures, the ADR Deposit Agreement, the Debt Securities Deposit Agreements and any Blue Sky and Legal Investment Memoranda; (iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 6(b) hereof, including the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky and legal investment surveys; (iv) any fees charged by any securities rating services for rating the Designated Securities; (v) any filing fees incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Designated Securities; (vi) all expenses in connection with the obtaining of any approval of the Bank’s shareholders to the allotment and issuance of the Designated Securities; (vii) all expenses and listing fees in connection with the listing of the Designated Securities on any securities exchange; (viii) the cost of preparing ADRs evidencing Designated ADSs and the delivery of the Designated ADSs to the Underwriters, including any capital, stamp or other similar tax or duty payable upon the issue of the Designated ADSs (but excluding any interest or penalties becoming payable as a result of the person (other than the Bank) who is accountable by applicable law to the relevant tax authority in respect of any such tax or duty failing to make timely payment of such tax or duty); (ix) the cost of preparing and authenticating certificates for the Designated Debt Securities; (x) the cost of preparing stock certificates or share warrants; (xi) the fees and expenses of the Trustee, any agent of the Trustee and the fees and disbursements for counsel of the Trustee in connection with the Designated Debt Securities and the Indentures; (xii) the costs and expenses of the deposit of the Designated Shares by the Bank under the ADR Deposit Agreement in exchange for ADRs issued thereunder, including the charges of the ADR Depositary in connection therewith and the costs and expenses of the deposit of the Designated Debt Securities by the Bank under the Debt Securities Deposit Agreement in exchange for Book-Entry Interests issued thereunder, including the charges of the Book-Entry Depositary in connection therewith; (xiii) the fees and expenses (including reasonable fees and disbursements of counsel) of the ADR Depositary, the Book-Entry Depositary and any custodian appointed under the ADR Deposit Agreement and the Debt Securities Deposit Agreement other than the fees and expenses to be paid by holders of ADRs (other than the Underwriters, in connection with the initial subscription for ADSs and the Designated Shares); (xiv) the costs and charges of any transfer agent or registrar; (xv) all stamp, registration and other similar taxes and duties payable in connection with the issue of the Designated Securities as contemplated by this Agreement; (xvi) all expenses incurred for preparing, reproducing and filing any Issuer Free Writing Prospectus; and (xvii) all other costs and expenses incident to the performance of its obligations hereunder, under the applicable Pricing Agreement and under the ADR Deposit Agreement which are not otherwise specifically provided for in this Section 8. It is understood, however, that, except as provided in this Section 8, Section 6(c), Section 10 and Section 13 hereof and in the Pricing Agreement, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on sales of any of the Designated Securities by them (excluding, for the avoidance of doubt, sales contemplated by this Agreement), and any advertising expenses connected with any offers they may make.

9. The obligations of the Underwriters under the Pricing Agreement relating to such Designated Securities shall be subject, in their reasonable discretion, to the condition that all representations and warranties and other statements of the Bank herein are, at and as of such Time of Delivery, true and correct, the condition that the Bank shall have performed all of its obligations hereunder theretofore to be performed, and, except as otherwise provided in the Pricing Agreement, the following additional conditions:

(a) The final term sheet contemplated by Section 7(a) shall have been filed by the Bank with the Commission within the time period prescribed by Rule 433(d) under the Act; the Prospectus as amended or supplemented shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations of the Commission under the Act and in accordance with Section 6(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission and no notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Act shall have been received; and all requests to the Bank for additional information on the part of the Commission shall have been complied with to the Representatives’ reasonable satisfaction;

(b) United States and (if requested) English legal counsel for the Underwriters, shall have furnished to the Representatives such opinion or opinions, dated such Time of Delivery for such Designated Securities, in form and substance reasonably satisfactory to the Representatives;

(c) Sullivan & Cromwell LLP, United States legal counsel for the Bank, shall have furnished to the Representatives their written opinion, dated such Time of Delivery for such Designated Securities, in form and substance reasonably satisfactory to the Representatives;

(d) Clifford Chance LLP, English legal counsel for the Bank, shall have furnished to the Representatives their written opinion, dated the Time of Delivery for such Designated Securities, in form and substance reasonably satisfactory to the Representatives;

(e) In the event that the Designated Securities are being offered in the form of ADSs, United States counsel to the ADR Depositary shall have furnished to the Representatives their written opinion, dated the Time of Delivery for such Designated Securities, in form and substance reasonably satisfactory to the Representatives to the effect that (i) the ADR Deposit Agreement has been duly authorized, executed and delivered by the ADR Depositary and constitutes a valid and legally binding obligation of the ADR Depositary and (ii) the Designated ADSs when issued under and in accordance with the provisions of the ADR Deposit Agreement to evidence the Designated Shares will entitle the holders thereof to the rights specified therein and in the ADR Deposit Agreement;

(f) At the Applicable Time relating to such Designated Securities and also at the Time of Delivery for such Designated Securities, PricewaterhouseCoopers LLP shall have furnished to the Representatives a letter or letters, dated the date of the Applicable Time and a letter dated such Time of Delivery, respectively, in form and substance reasonably satisfactory to the Representatives to the effect set forth in Annex I to the Pricing Agreement;

(g) Since the Applicable Time relating to the Designated Securities, there shall not have been, otherwise than as set forth or contemplated in the Statutory Prospectus and the Prospectus as amended or supplemented, (i) any material change in the share capital, undated loan capital or dated loan capital of the Bank other than such changes as have been disclosed to the Representatives, or (ii) any material change in or affecting the business, financial condition, shareholders’ equity or results of operations of the Bank and its subsidiaries on a consolidated basis, the effect of which in each case is, in the Representatives’ judgment after consultation with the Bank, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities, on the terms and in the manner contemplated in the Statutory Prospectus and the Prospectus as amended or supplemented;

(h) Since the Applicable Time relating to the Designated Securities, (i) no downgrading shall have occurred in the rating accorded the Bank’s debt securities or preferred stock by Moody’s Investors Services, Inc. or Standard & Poor’s Corporation and (ii) neither such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Bank’s debt securities or preferred stock;

(i) Since the Applicable Time relating to the Designated Securities (i) neither the United States nor the United Kingdom shall have become engaged in hostilities which have resulted in the declaration of a national emergency or war, (ii) there shall not have been any generally published change or development involving a prospective change in U.S. or United Kingdom taxation directly affecting the Designated Securities or the imposition of exchange controls by the United States or the United Kingdom, (iii) there shall not have been a suspension or material limitation in trading in securities generally or in securities of the Bank on the New York Stock Exchange or the London Stock Exchange, or a general moratorium on commercial banking activities in New York declared by either U.S. federal or New York state authorities or a general moratorium on commercial banking activities in the United Kingdom declared by authorities in the United Kingdom, the effect of which in the case of (i), (ii) or (iii), in the judgment of the Representatives after consultation with the Bank, makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities on the terms and in the manner contemplated in the Statutory Prospectus and the Prospectus as amended or supplemented;

(j) The Bank shall have furnished or caused to be furnished to the Representatives at the Time of Delivery for the Designated Securities, certificates of directors or officers of the Bank, reasonably satisfactory to the Representatives as to the accuracy of the representations and warranties of the Bank herein at and as of such Time of Delivery and as to the performance by the Bank of all its obligations hereunder to be performed at or prior to such Time of Delivery, and the Bank shall have furnished to the Representatives certificates of directors or officers of the Bank, reasonably satisfactory to the Representatives, as to the matters set forth in Section 9(a) hereof; and

(k) The Bank shall have furnished or caused to have furnished or caused to be furnished such other documents as reasonably requested by the Representatives and set forth in the Pricing Agreement.

10. (a) The Bank will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the ADS Registration Statement, the Statutory Prospectus, the Prospectus as amended or supplemented, the Pricing Disclosure Package, any Issuer Free Writing Prospectus, any “issuer information” (as defined in Rule 433(h)(2) under the Act) filed or required to be filed pursuant to Rule 433(d) under the Act and any other prospectus relating to the Designated Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim; provided, however, that the Bank shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the ADS Registration Statement, the Statutory Prospectus, the Pricing Disclosure Package, the Prospectus as amended or supplemented, any Issuer Free Writing Prospectus, any other prospectus relating to the Designated Securities or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Bank by any Underwriter of Designated Securities through the Representatives expressly for use therein.

(b) Each Underwriter will indemnify and hold harmless the Bank against any losses, claims, damages or liabilities to which the Bank may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Statutory Prospectus, the Pricing Disclosure Package, the Prospectus as amended or supplemented, any Issuer Free Writing Prospectus and any other prospectus relating to the Designated Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Statutory Prospectus, the Pricing Disclosure Package, the Prospectus, as amended or supplemented, any Issuer Free Writing Prospectus and any other prospectus relating to the Designated Securities, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Bank by such Underwriter through the Representatives expressly for use therein; and will reimburse the Bank for any legal or other expenses reasonably incurred by the Bank in connection with investigating or defending any such action or claim.

(c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.

(d) If the indemnification provided for in this Section 10 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Bank on the one hand and the Underwriters of the Designated Securities on the other from the offering of the Designated Securities to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Bank on the one hand and the Underwriters of the Designated Securities on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Bank on the one hand and such Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Bank bear to the total underwriting discounts and commissions received by such Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Bank on the one hand or such Underwriters on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Bank and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the applicable Designated Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters of Designated Securities in this subsection (d) to contribute are several in proportion to their respective underwriting obligations with respect to such Designated Securities and not joint.

(e) The obligations of the Bank under this Section 10 shall be in addition to any liability which the Bank may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 10 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Bank (including any person who, with this consent, is named in Registration Statement, as about to become a director of the Bank), to the authorized representative of the Bank in the United States and to each person, if any, who controls the Bank within the meaning of the Act.

11. (a) If any Underwriter shall default in its obligation to subscribe for the Designated Securities for which it has agreed to subscribe under the Pricing Agreement relating to the Designated Securities at a Time of Delivery, the Representatives may in their discretion arrange for themselves or another party or other parties to subscribe for such Designated Securities on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the subscription for such Designated Securities, then the Bank shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to subscribe for such Designated Securities on such terms. In the event that, within the respective prescribed periods, the Representatives notify the Bank that they have so arranged for the subscription for such Designated Securities, or the Bank notifies the Representatives that it has so arranged for the subscription for such Designated Securities, the Representatives or the Bank shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement, the Pricing Disclosure Package, the Statutory Prospectus or the Prospectus as amended or supplemented, or in any other documents or arrangements, and the Bank agrees to file promptly any amendments or supplements to the Registration Statement, the Pricing Disclosure Package, the Statutory Prospectus or the Prospectus which in the opinion of the Representatives may thereby be made necessary. The term “Underwriter” as used in this Agreement shall include any person substituted under this Section 11 with like effect as if such person had originally been a party to the Pricing Agreement with respect to such Designated Securities.

(b) If, after giving effect to any arrangements for the subscription for the Designated Securities of a defaulting Underwriter or Underwriters by the Representatives and the Bank as provided in subsection (a) above, the aggregate principal amount or number of such Designated Securities which remains unsubscribed for does not exceed one-eleventh of the aggregate principal amount or number of all the Designated Securities to be subscribed for at such Time of Delivery, then the Bank shall have the right to require each non-defaulting Underwriter to subscribe for the Designated Securities for which such Underwriter agreed to subscribe hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to subscribe for its pro rata share (based on the principal amount or number of Designated Securities for which such Underwriter agreed to subscribe hereunder) of the Designated Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

(c) If, after giving effect to any arrangements for the subscription for the Designated Securities of a defaulting Underwriter or Underwriters by the Representatives and the Bank as provided in subsection (a) above, the aggregate principal amount or number of such Designated Securities which remains unsubscribed for exceeds one-eleventh of the aggregate principal amount or number of all the Designated Securities to be subscribed for at such Time of Delivery, or if the Bank shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to subscribe for Designated Securities of a defaulting Underwriter or Underwriters, then the Pricing Agreement relating to such Designated Securities (or, with respect to the Second Time of Delivery, the obligation of the Underwriters to subscribe for and of the Bank to issue the Optional Securities) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Bank, except for the expenses to be borne by the Bank and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 10 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

12. The respective indemnities, agreements, representations, warranties and other statements of the Bank and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Bank, or any officer or director or controlling person of the Bank, and shall survive delivery of and payment for the Designated Securities.

13. If any Pricing Agreement shall be terminated pursuant to Section 11 hereof, the Bank shall not then be under any liability to any Underwriter with respect to the Designated Security covered by such Designated Securities except as provided in Section 8 and Section 10 hereof; but, if for any other reason, any Designated Securities are not delivered by or on behalf of the Bank as provided herein, the Bank will reimburse the Underwriters through the Representatives for all out-of-pocket expenses approved in writing by the Representatives, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the subscription for, sale and delivery of the such Designated Securities not so delivered, but the Bank shall then be under no further liability to any Underwriter except as provided in Section 8 and Section 10 hereof.

14. In all dealings hereunder, the Representatives of the Underwriters of the Designated Securities shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any

Underwriter made or given by such Representatives jointly or by such Representatives, if any, as may be designated for such purpose in the Pricing Agreement relating to such Designated Securities.

All statements, requests, notices and agreements hereunder shall be in writing or by telegram, promptly confirmed in writing, and if to the Underwriters shall be sufficient in all respects if delivered or sent by registered mail to the address of the Representatives as set forth in the Pricing Agreement relating to the Designated Securities; and if to the Bank shall be delivered or sent by registered mail to the address of the Bank set forth in the Registration Statement, Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to Section 10(c) hereof shall be delivered or sent by registered mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters’ Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Bank by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

15. This Agreement and each Pricing Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Bank and, to the extent provided in Sections 10 and 12 hereof, the officers and directors of the Bank and each person who controls the Bank or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any such Pricing Agreement. No purchaser of any of the Designated Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

16. The Bank acknowledges and agrees that: (i) the purchase and sale of the Designated Securities pursuant to this Agreement and each Pricing Agreement, including the determination of the public offering price of the Designated Securities and any related discounts and commissions, is an arm’s-length commercial transaction between the Bank, on the one hand, and the several Underwriters, on the other hand; (ii) in connection with each transaction contemplated hereby and the process leading to each such transaction each Underwriter is and has been acting solely as a principal and is not the agent or fiduciary of the Bank or its affiliates (other than, if applicable, itself), stockholders, creditors or employees or any other party; (iii) no Underwriter has assumed or will assume an advisory or fiduciary responsibility in favor of the Bank with respect to any of the transactions contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Bank on other matters) and no Underwriter has any obligation to the Bank with respect to the offering contemplated hereby except the obligations expressly set forth in this Agreement; (iv) the several Underwriters and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Bank; and (v) the Underwriters have not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby and the Bank has consulted its own legal, accounting, regulatory and tax advisors to the extent it deemed appropriate.

17. The Bank agrees that any legal suit, action or proceeding brought by any Underwriter or by any person controlling any Underwriter, arising out of or based upon this Agreement or any Pricing Agreement may be instituted in any state or federal court in The City and State of New York, and waives any objection which it may now or hereafter have to the laying of venue of any such proceeding, and irrevocably submits to the jurisdiction of such courts in any such proceeding. The Bank hereby designates Barclays Bank PLC (New York Branch) as its authorized agent (the “Authorized Agent”) upon which process may be served in any action based on this Agreement or any Pricing Agreement which may be instituted in any state or federal court in The City and State of New York by an Underwriter and expressly accepts the jurisdiction of any such court in respect of such action. Such designation shall be irrevocable. The Bank represents and warrants that it will cause Barclays Bank PLC (New York Branch) to act as said agent for service of process, and the Bank agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such designation in full force and effect as aforesaid. Service of process upon the Authorized Agent and written notice of such service to the Bank (mailed or delivered to the Bank at its respective address as aforesaid) shall be deemed, in every respect, effective service of process upon the Bank. Notwithstanding the foregoing, any action based on this Agreement or any Pricing Agreement may be instituted by any Underwriter in any competent court in England.

18. Time shall be of the essence of each Pricing Agreement. As used herein, the term “business day” shall mean any day when the Commission’s office in Washington, D.C. is open for business.

19. This Agreement and each Pricing Agreement shall be governed by, and construed in accordance, with the laws of the State of New York.

20. Each Pricing Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

Dated as of                     , 2007

Very truly yours,

BARCLAYS BANK PLC

Name:
Title:

Underwriting Agreement